UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   November 30, 2004

Electronic Data Systems Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

01-11779	75-2548221

(Commission File Number)	(IRS Employer Identification No.)

5400 Legacy Drive, Plano, Texas	75024

(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

Electronic Data Systems Corporation, a Delaware corporation ("EDS"), has financed the purchase of capital assets for its Navy Marine Corps Intranet ("NMCI") contract through a securitization facility under which it sells certain financial assets resulting from that contract to a trust ("Trust") classified as a qualifying special purpose entity for accounting purposes.  A description of the facility is set forth in EDS' Form 10-K for the year ended December 31, 2003 and EDS' Form 10-Q for the three months ended September 30, 2004 (the "Third Quarter 2004 Form 10-Q").

EDS reported in the Third Quarter 2004 Form 10-Q that it was evaluating alternatives for this facility, including extending the renewal period or not renewing the facility.  EDS further indicated that if it did not renew the facility, it may seek to reach agreement with the Trust's lenders to prepay the Trust's outstanding borrowings under the facility.   EDS indicated in the Third Quarter 2004 Form 10-Q that its decision to evaluate alternatives regarding the facility was not related to the impairment of NMCI contract related assets in the third quarter and that it remains in compliance with the financial covenants under the facility.

On November 30, 2004, EDS completed agreements with the Trust's lenders to prepay the Trust's outstanding borrowings under the facility and prepaid such amounts, which were approximately $522 million on that date.

Section 8 - Other Events

Item 8.01  Other Events

As stated in the Third Quarter 2004 Form 10-Q, EDS' free cash flow forecast for 2004 of $200 -$300 million had assumed EDS elected to keep the NMCI securitization facility in place.  Accordingly, EDS is updating its free cash flow forecast for 2004 to reflect the $522 million of free cash flow usage attributable to this prepayment.  Reference is made to Management's Discussion and Analysis of Financial Condition and Results of Operations in the Third Quarter 2004 Form 10-Q for a discussion free cash flow.

The foregoing estimate of free cash flow is a forward-looking statement within the meaning of the federal securities laws.  Such statement is subject to numerous risks and uncertainties, many of which are beyond EDS' control, which could cause actual results to differ materially from such statements.  Reference is made to "Cautionary Statement Regarding Forward Looking Statements" in  Management's Discussion and Analysis of Financial Condition and Results of Operations in the Third Quarter 2004 Form 10-Q for a discussion of certain of these risks and uncertainties.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

December 6, 2004                                                                                                     By:   /S/ ROBERT H. SWAN

                                                                                                                                           Robert H. Swan, Executive Vice
                                                                                                                                           President and Chief Financial Officer

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